UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Check the appropriate box:

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shift4 Payments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHIFT4 PAYMENTS, INC.

3501 CORPORATE PARKWAY

CENTER VALLEY, PENNSYLVANIA 18034

V47538-P12354

You invested in SHIFT4 PAYMENTS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the
Point your camera here and	Annual Meeting*
vote without entering a	Date: June 7, 2024
control number	Time: 12:00 PM EDT
Annual Meeting to be held virtually via the Internet at: www.virtualshareholdermeeting.com/FOUR2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Class I Directors

	Nominees:	For

01) Karen Roter Davis
02) Jared Isaacman

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.	For

NOTE: Such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V47539-P12354